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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 17, 2000

                                  ZIPLINK, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           000-26147             04-3457219
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(State or other jurisdiction       (Commission File        (IRS Employee
 of incorporation)                      Number)           Identification No.)




900 Chelmsford Street, Tower 1, Fifth Floor, Lowell, Massachusetts     01851
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: (978) 551-8100
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On November 17, 2000, Ziplink, Inc. ("Ziplink") issued the press release filed hereunder as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(a)      Pro Forma Financial Information.

         Not applicable.

(a)      Exhibit.  The following Exhibit is filed as part of this report:

     Exhibit No.                           Description
     -----------                           -----------
        99.1                  Press Release issued November 17, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZIPLINK, INC.



Date: November 17, 2000                   By: /s/ Albert A. Gabrielli
                                              ----------------------------------
                                              Albert A. Gabrielli
                                              Chief Financial Officer
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                                INDEX TO EXHIBITS


     Exhibit No.                              Description
     -----------                              -----------
        99.1                     Press Release issued November 17, 2000.